UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                                              Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

VERSUM MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Versum Materials circulated the following Do’s and Don’ts to certain of its employees on April 16, 2019:

Employee Dos and Don’ts

For leadership team to use in discussions with employees and to post on Versum Central

Rigorous protocols and guidelines must underpin all activities between announcement and close

DOS

✓	DO check Versum Central periodically for updates about the transaction, integration planning and other information

✓	DO refer to published FAQs for responses to merger-related questions

✓	DO recognize that the transaction has not closed and, until it does, we will continue to operate as separate and wholly independent companies

✓	DO remain focused on your day-to-day responsibilities and serving our customers

✓	DO interact with Merck KGaA, Darmstadt, Germany in the ordinary course of business, as you would any other counterparty

✓	DO ask any general questions you may have through the proper Versum channels:
o	Versum Central
o	Designated “Points of Contact”
o	Your supervisor
o	Human Resources

DON’TS

✗	DO NOT share private information about the transaction on social media

✗	DO NOT discuss the transaction with anyone from Merck KGaA, Darmstadt, Germany, unless specifically approved by HQ

✗	DO NOT undertake with Merck KGaA, Darmstadt, Germany any joint planning, meetings or discussions about the merger without prior approval from HQ

✗	DO NOT undertake with Merck KGaA, Darmstadt, Germany any joint meetings or discussions with customers or suppliers without prior approval from HQ

✗	DO NOT discuss the rationale for the transaction, approval process or integration plans unless in accordance with HQ-approved information

✗	DO NOT allow the transaction process to become a distraction to the important work you do everyday

✗	DO NOT talk to the press or investors about the transaction

Both parties must continue to act as separate and independent companies until close

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements based on current assumptions and forecasts made by Versum Materials, Inc. (“Versum”) management. Various known and unknown risks, uncertainties and other factors could lead to material differences between the actual future results, financial situation, development or performance of the company and the estimates given here. These factors include the following: Merck KGaA, Darmstadt, Germany’s ability to successfully complete the proposed acquisition of Versum or realize the anticipated benefits of the proposed transaction in the expected time-frames or at all; Merck KGaA, Darmstadt, Germany’s ability to successfully integrate Versum’s operations into those of Merck KGaA, Darmstadt, Germany; such integration may be more difficult, time-consuming or costly than expected; the failure to obtain Versum’s stockholders’ approval of the proposed transaction; the failure of any of the conditions to the proposed transaction to be satisfied; revenues following the proposed transaction may be lower than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction; the retention of certain key employees at Versum; risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; the outcome of any legal proceedings related to the proposed transaction; the impact of the proposed transaction on Versum’s credit rating; the parties’ ability to meet expectations regarding the timing and completion of the proposed transaction; delays in obtaining any approvals required for the proposed transaction or an inability to obtain them on the terms proposed or on the anticipated schedule; the impact of indebtedness incurred by Merck KGaA, Darmstadt, Germany, in connection with the proposed transaction; the effects of the business combination of Versum and Merck KGaA, Darmstadt, Germany, including the combined company’s future financial condition, operating results, strategy and plans; and other factors discussed in Merck KGaA, Darmstadt, Germany’s public reports which are available on the Merck KGaA, Darmstadt, Germany website at www.emdgroup.com or in Versum’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) for the fiscal year ended on September 30, 2018 and Versum’s other filings with the SEC, which are available at http://www.sec.gov and Versum’s website at www.versummaterials.com. Except as otherwise required by law, Versum assumes no liability whatsoever to update these forward-looking statements or to conform them to future events or developments. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Important Information and Where to Find It

This communication relates to the proposed merger transaction involving Versum and Merck KGaA, Darmstadt, Germany. In connection with the proposed merger, Versum and Merck KGaA, Darmstadt, Germany intend to file relevant materials with the SEC, including Versum’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, and is not a substitute for the Proxy Statement or any other document that Versum or Merck KGaA, Darmstadt, Germany may file with the SEC or send to Versum’s stockholders in connection with the proposed merger. STOCKHOLDERS OF VERSUM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s web site, http://www.sec.gov, or Versum’s website at http://investors.versummaterials.com or by phone at 484-275-5907.

Participants in Solicitation

Versum, Merck KGaA, Darmstadt, Germany and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Versum common stock in respect of the proposed transaction. Information about the directors and executive officers of Versum is set forth in Versum’s Annual Report on Form 10-K for the fiscal year ended September 30, 2018, which was filed with the SEC on November 21, 2018, and the proxy statement for Versum’s 2019 annual meeting of stockholders, which was filed with the SEC on December 20, 2018. Information about the directors and executive officers of Merck KGaA, Darmstadt, Germany is set forth on Schedule I of the Schedule 14A filed by Merck KGaA, Darmstadt, Germany with the SEC on March 22, 2019. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.